Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share
Note 14.	Earnings Per Share

Basic and diluted earnings per share for the years ended December 31, 2012 and 2011 were calculated as follows:

	Years Ended December 31
	2012	2011
Numerator:
Net income attributable to Brookfield Residential	$93,161	$7,288
Less: Preferred Share dividends	(135)	(178)

Net income attributable to common shareholders	$93,026	$7,110

Denominator:
Basic weighted average shares outstanding	101,609	99,949
Net effect of convertible Preferred Shares	267	—
Net effect of share options assumed to be exercised	178	268

Diluted weighted average shares outstanding	102,054	100,217

Basic earnings per share	$0.92	$0.07

Diluted earnings per share	$0.91	$0.07

As the merger transaction was deemed to take place between entities under common control and has been accounted for as a continuity of interest, the year ended December 31, 2011 uses the basic and diluted average shares outstanding of the combined entities.